UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 5, 2007

                              ALPHA INNOTECH CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   1-14257                   58-1729436
(State or other jurisdiction       (Commission               (IRS Employer
        of incorporation)          File Number)            Identification No.)


    2401 MERCED STREET, SAN LEANDRO, CALIFORNIA                  94577
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (510) 483-9620

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 5, 2007, Alpha Innotech Corp. (the "Company") issued a press release announcing its earnings for the fiscal quarter and the full year ended December 31, 2006, the text of which is attached hereto as Exhibit 99.1.

         The information in this Item 2.02 of the Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in the Item 2.02 of the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  99.1 Press Release dated March 5, 2007 announcing earnings for the fiscal quarter and the full year ended December 31, 2006


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ALPHA INNOTECH CORP.

Date:    March 7, 2007                      By: /S/ RON BISSINGER
                                               ---------------------------------
                                               Ron Bissinger
                                               Chief Executive Officer and
                                               Chief Financial Officer


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


                                  EXHIBIT INDEX

99.1 Press Release dated March 5, 2007 announcing earnings for the fiscal quarter and the full year ended December 31, 2006


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